                              SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "SECURITY AGREEMENT"), dated as of August 1, 1997, is made and entered into by and between IWL COMMUNICATIONS, INC., a Texas corporation ("DEBTOR"), and BANK ONE, TEXAS, N.A., a national banking association ("SECURED PARTY").

                                  RECITALS:

     A. Borrower and Secured Party have entered into a Revolving Credit Agreement of even date herewith, pursuant to which Secured Party has agreed to provide a revolving loan to Borrower in an aggregate amount not to exceed Five Million and No/100 Dollars ($5,000,000.00) (the "LOAN"), the proceeds of which are being used for working and other general corporate purposes, pursuant to the terms thereof (such Credit Agreement, as the same may be amended, modified, supplemented, extended or restated and in effect from time to time, being hereinafter referred to as the "CREDIT AGREEMENT"). Each capitalized term used but not expressly defined herein shall have the meaning given such term in the Credit Agreement.

     B. In order to induce Secured Party to enter into the Credit Agreement and to provide security for the Loan, Debtor shall have executed and delivered this Security Agreement.

     C. It is the intention of the parties hereto that this Security Agreement create a first priority security interest securing the payment of the obligations set forth in SECTION 1.02 hereof.

                                  AGREEMENT

     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Secured Party to enter into the Credit Agreement, Debtor hereby agrees with Secured Party as follows:

                                  ARTICLE I

                                    GRANT

     1.01. ASSIGNMENT AND GRANT OF SECURITY. Debtor hereby grants, pledges and assigns to Secured Party, and hereby grants to Secured Party a security interest in, the following assets of Debtor, and all rights, titles and interests of Debtor therein, wherever located and whether now

SECURITY AGREEMENT                                                     Page 1
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owned or hereafter acquired by Debtor or in which Debtor now has or at any time in the future may acquire any right, title or interest (collectively, the "COLLATERAL"):

     (a) all inventory in all of its forms, wherever located, now or hereafter existing, including, but not limited to, (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (ii) goods in which Debtor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which Debtor has an interest or right as consignee), and (iii) goods which are returned to or repossessed by Debtor, and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being referred to herein collectively as "INVENTORY");

     (b) any right to payment for services rendered or for goods sold or leased which is not evidenced by an instrument or chattel paper, whether or not it has been earned by performance ("ACCOUNTS"), and all customer lists, subscription lists, invoices, agings, verification reports and other records relating in any way to such Accounts, and all of Debtor's rights in, to and under all purchase orders or contracts now owned or hereafter received or acquired by it for goods or services, and all of Debtor's rights to any goods represented by any of the foregoing (including returned or repossessed goods and unpaid seller's rights) and all moneys due or to become due to Debtor under all contracts for the sale or lease of goods and/or the performance of services by it (whether or not yet earned by performance) or in connection with any other transaction, now in existence or hereafter arising;

     (c) all contract rights, chattel paper, documents, instruments and letters of credit (each as defined in the Uniform Commercial Code as from time to time in effect in the State of Texas or other applicable jurisdiction pursuant to SECTION 5.04 hereof [the "UCC"]), and (whether or not included in such definitions); all promissory notes, drafts, bills of exchange and trade acceptances (collectively, the "INSTRUMENTS") of any kind owing to Debtor, now or hereafter existing, arising out of or in connection with the sale or lease of goods or the rendering of services or otherwise, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such contract rights, chattel paper, documents, instruments or obligations (any and all such contract rights, chattel paper, documents, instruments, and obligations described in this SECTION 1.01(b) being sometimes referred to herein collectively as the "RECEIVABLES");

     (d) all machinery, equipment, tools, apparatus and furniture, now owned or hereafter acquired by Debtor or in which Debtor now has or hereafter may acquire any right, title or interest, and any and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed therein or affixed thereto, including but not limited to all "equipment" as defined in Section 9.109(2) of the UCC (collectively, the "EQUIPMENT");

SECURITY AGREEMENT                                                     Page 2
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     (e)  all writings which evidence both a monetary obligation and a security interest in or a lease of specific goods (collectively, the "CHATTEL PAPER");

     (f) all contracts and agreements (collectively, the "CONTRACTS") to which Debtor is a party or to which Debtor has any rights, including, without limitation, (i) all modifications, amendments or replacements of any of the foregoing, (ii) all rights of Debtor to receive moneys due and to become due to it thereunder or in connection therewith, (iii) all rights of Debtor to damages arising out of, or for, breach or default in respect thereof and (iv) all rights of Debtor to perform and to exercise all remedies thereunder; provided, that the grant, pledge or assignment herein made shall not include any right or interest in any contract or agreement to the extent such grant requires the consent of any Person other than Debtor which has not been obtained, and the failure to obtain such consent causes or could cause the termination of said contract or agreement (provided, further, that notwithstanding the exclusion of a security interest with respect to any contract or agreement, the Debtor shall continue to grant to Secured Party a security interest in the proceeds received pursuant to any such contract or agreement);

     (g) all documents, warehouse receipts, bills of lading, including, without limitation, documents of title (as defined in the UCC) or other receipts covering, evidencing or representing collateral;

     (h) all general intangibles (as defined in the UCC), and (whether or not included in such definition) all contract rights other than Receivables; all inventions, processes, production methods, proprietary information, trade secrets and know-how; all patents and applications for patents, copyrights and trademarks of Debtor, and all licenses or other agreements granted to Debtor with respect to any of the foregoing; all information, customer lists, advertising lists, advertising contracts, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, telephone numbers and telephone listings, catalogs, books, records, computer and automatic machinery software and programs, and the like pertaining to operations by or the business of Debtor and all licenses with respect thereto; all field accounting information and all media in which or on which any of the information or knowledge or data or records, may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; all licenses, consents, permits, variances, certifications and approvals of all Tribunals now or hereafter held by Debtor pertaining to operations or business now or hereafter conducted; all rights to receive return of deposits and trust payments; all rights to payment under letters of credit and similar agreements; all tax refunds (including, without limitation, all federal and state income tax refunds and benefits of net operating loss carry forwards); and all causes of action, rights, claims and warranties now or hereafter owned or acquired by Debtor;

     (i) all rights, claims and benefits of Debtor against any Person arising out of, relating to or in connection with Collateral purchased by Debtor, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Collateral;

SECURITY AGREEMENT                                                     Page 3
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     (j)  the balance of every bank account and deposit account of Debtor, including without limitation all accounts on deposit with or under the control of Secured Party or any affiliate of Secured Party, and any other claim of Debtor against Secured Party, now or hereafter existing, liquidated or unliquidated, and all money, instruments, securities, documents, chattel paper, credits, claims, demands, income, and any other property, rights and interests of Debtor which at any time shall come into the possession or custody or under the control of Secured Party or any of its agents, affiliates or correspondents, for any purpose, and the proceeds of any thereof (Secured Party shall be deemed to have possession of any of the Collateral in transit to or set apart for it or any of its agents, affiliates or correspondents);

     (k) all equity interest in any Person, any debt instrument issued by any Person and any instrument convertible into any equity or debt interest (whether owned beneficially or of record), including but not limited to all shares of capital stock of whatever class, all partnership and joint venture interests, all debentures and debt instruments (collectively, the "SECURITIES"); all shares, securities, monies or properties representing a Distribution (defined below) on any Securities or representing a distribution or return of capital upon or in respect of any Securities or any part thereof, or resulting from a split-up, revision, reclassification or other like change of the Securities, or otherwise received in exchange therefor; all subscription rights, warrants or options issued to the holders of, or in respect of, the Securities; each certificate or other instrument evidencing any of the foregoing;

     (l) any declaration or payment of any distribution or dividend (including a stock dividend) on, or the making of any pro rata distribution, loan, advance, or investment to or in any holder (in its capacity as a partner, shareholder or other equity holder) of, any partnership interest or shares of capital stock or other equity interest of such Person; any purchase, redemption, or other acquisition or retirement for value of any shares of partnership interest or capital stock or other equity interest of such Person; and any payments of principal of, and interest on, and all other payments in respect of any debt issued by any Person (all of the foregoing being herein referred to as collectively "DISTRIBUTIONS");

     (m) all accounts of Debtor maintained with or through any other Person or Persons related to the acquisition, ownership, sale or other disposition of any interest in any security or interest in any security (including but not limited to all interest in any equity or debt security, option, warrant, put, call, futures agreements, commodity agreements, margin accounts, short positions and partnership interests), each deposit account (time, demand or other) in which any proceeds of or income from the foregoing may be on deposit, all general intangibles consisting of the foregoing and each agreement, document or instrument governing or evidencing any of the foregoing and all amendments and restatements thereof, and all claims of Debtor against any Person with respect to any of the foregoing (all of the foregoing being herein referred to as "BROKERAGE AGREEMENTS");

     (n)  all agreements with vendors and distributors of Inventory;

SECURITY AGREEMENT                                                     Page 4
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     (o)  all insurance policies and bonds and claims relating to any property described in this SECTION 1.01 and payments thereunder;

     (p) all cars, trucks, trailers, construction and earth moving equipment and other vehicles, whether or not covered by a certificate of title under the law of any state, and all tires and other appurtenances to any of the foregoing (collectively "VEHICLES");

     (q) all other personal property now owned or hereafter acquired by Debtor; and

     (r) all accessions to, all substitutions for and replacements of, and all proceeds and products of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in this SECTION 1.01) and, to the extent not otherwise included, all (i) payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) all cash.

     1.02. DESCRIPTION OF OBLIGATIONS. This Security Agreement creates a first priority security interest securing the payment and performance of any and all obligations, indebtedness and/or liabilities whether now existing or hereafter arising, of Debtor to Secured Party, including, without limitation, any and all obligations, indebtedness and/or liabilities of Debtor under the Credit Agreement, the Note and the other Loan Documents, including any extensions, modifications, substitutions, amendments, renewals and restatements thereof, whether for principal, interest, fees, premium, expenses, indemnification or otherwise (all such obligations, indebtedness and/or liabilities being referred to herein as the "OBLIGATIONS"). Without limiting the generality of the foregoing, this Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed to Secured Party, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Debtor or any other Person.

     1.03. DEBTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by Secured Party of any of the Rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to correct or enforce any claim for payment assigned hereunder, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any account or Receivable (or any agreement giving rise thereto) or under any contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

SECURITY AGREEMENT                                                     Page 5
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     1.04.     DELIVERY OF SECURITY COLLATERAL.  All certificates or
instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. After the occurrence of an Event of Default, Secured Party shall have the right, at any time in its discretion and without notice to Debtor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Collateral. In addition, after the occurrence of any Default, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES

     2.01. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants, with respect to itself and the Collateral, as follows:

     (a) All of the Inventory and Equipment pledged by Debtor hereunder (other than any Inventory pledged by Debtor to Secured Party pursuant to the Collateral Assignment [as defined below]) is located at the places specified on SCHEDULE 1 hereto or in transit to a place specified on SCHEDULE 1 hereto, or in transit for sale to a third-party purchaser that upon such sale will become the obligor under a Receivable in the ordinary course of Debtor's business. The chief place of business and chief executive office of Debtor is located at 12000 Aerospace Avenue, Suite 200, Houston, Texas 77034, and such location is where Debtor keeps all of its books and records. All promissory notes or other instruments evidencing the Receivables have been delivered and pledged to Secured Party duly endorsed and accompanied by such duly executed instruments of transfer or assignment as are necessary for such pledge, to be held as pledged collateral. Debtor has possession and control of the Inventory and Equipment pledged by it hereunder.

     (b) Debtor is the legal and beneficial owner of all the Collateral free and clear of any lien or security interest, option or other charge or encumbrance except for (i) the security interest created by this Security Agreement and (ii) any Permitted Liens. No effective financing statement or other similar document used to perfect and preserve a security interest under the Laws of any jurisdiction covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Secured Party relating to (A) this Security Agreement, and (B) that certain Collateral Assignment and Security Agreement (the "COLLATERAL ASSIGNMENT"), dated August 1, 1997, by and between Debtor and Secured Party.

     (c)  As of the date hereof, Debtor has the trade names set forth on
SCHEDULE 2 and no others.

SECURITY AGREEMENT                                                     Page 6
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     (d)  This Security Agreement and the pledge of the Collateral pursuant hereto creates a valid first priority security interest (subject only to such Permitted Liens as may cover the Collateral) in the Collateral (other than deposit accounts in financial institutions which are not Secured Party), securing the payment of the Obligations, and upon filing of financing statements with the Texas Secretary of State and any other necessary actions to perfect such security interest, such first priority security interest in such Collateral will be duly perfected; and all filings and other actions necessary or desirable to perfect and protect such security interest and such priority have been duly taken (or will be taken).

     (e) The amount represented by Debtor to Secured Party from time to time as owing by each account debtor or by all account debtors in respect of the Accounts and Receivables will at such time be the correct amount actually owing by such account debtor or debtors thereunder. No amount payable to Debtor under or in connection with Accounts or Receivables is evidenced by any Instrument or Chattel Paper, other than checks and other similar negotiable instruments, which has not been delivered to Secured Party.

     (f) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any tribunal is required
(i) for the pledge by Debtor of the Collateral pledged by it hereunder, for the grant by Debtor of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by Debtor, other than as permitted by SECTION 1.01(e) hereof, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment and security interest) or (iii) for the exercise by Secured Party of the Rights provided for in this Security Agreement or the remedies in respect of the Collateral pursuant to this Security Agreement; provided, that if at any time subsequent to the Closing Date Lender requests that Debtor obtain any consent not required under clause (i) above, Debtor agrees pursuant to SECTION 3.01(a) to use its best efforts in obtaining such consent.

     (g)  Debtor owns no Securities or Instruments except as listed on
SCHEDULE 3, and Debtor has no interest in any Brokerage Agreements except as listed on SCHEDULE 4. Debtor is the sole legal and beneficial owner of the Securities and Instruments listed on SCHEDULE 3 and the Brokerage Agreements listed on SCHEDULE 4, and no Lien upon such Securities, Instruments or Brokerage Agreements exists, except for those Liens in favor of Secured Party created or provided for herein. To Debtor's knowledge, no event has occurred which has or could cause the termination of any Brokerage Agreement.

     (h)  All Vehicles owned by Debtor are described on SCHEDULE 5.

     (i) All Inventory produced in the United States of America has been produced in compliance in all material respects with the Fair Labor Standards Act.

     (j) Debtor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral

SECURITY AGREEMENT                                                     Page 7
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pursuant to, this Security Agreement, and Debtor has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to this Security Agreement. The board of directors of Debtor have determined that the execution and delivery of this Security Agreement by Debtor is in the best interests of Debtor and Debtor will derive substantial benefit, directly or indirectly, from the extensions of credit by Secured Party to Borrower under the Credit Agreement and the Note.

     (k) This Security Agreement constitutes a legal, valid and binding obligation of Debtor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

     (l) The execution, delivery and performance of this Security Agreement will not violate any provision of any applicable law, rule, regulation or contractual obligations of Debtor and will not result in the creation or imposition of any lien on any of the properties or revenues of Debtor pursuant to any applicable law, rule, regulation or contractual obligations of Debtor, except as contemplated hereby.

     (m) No consent or authorization of, filing with, or other act by or in respect of, any tribunal, and no consent of any other person (including, without limitation, any stockholder or creditor of Debtor), is required in connection with the execution, delivery, performance, validity or enforceability of this Security Agreement.

     (n) No action, suit or proceeding of or before any court, arbitrator or any governmental body, agency or official is pending or, to the knowledge of Debtor, threatened by or against Debtor or against any of its properties or revenues with respect to this Security Agreement or any of the transactions contemplated hereby.

     (o) There are no conditions precedent to the effectiveness of this Security Agreement that have not been satisfied or waived.

                                 ARTICLE III

                                  COVENANTS

     3.01. FURTHER ASSURANCES. (a) Debtor agrees that, where any agreement existing as of the date hereof or hereafter to which Debtor is a party contains any restriction prohibiting Debtor from granting any security interest under this Security Agreement, Debtor will use its best efforts to obtain the necessary consent to or waiver of such restriction from any Person so as to enable Debtor to effectively grant to Secured Party such security interest under this Security Agreement.

     (b) Debtor will from time to time at its expense promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any pledge,

SECURITY AGREEMENT                                                     Page 8
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assignment or security interest granted or purported to be granted hereby, and the priority thereof, or to create or preserve the full benefits of this Security Agreement and the rights and powers of Secured Party herein granted, or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, upon written request by Secured Party, Debtor will: (i) mark conspicuously each item of Chattel Paper included in Receivables and each of its records pertaining to any other items of the Collateral with the following legend:

     THIS INSTRUMENT IS SUBJECT TO A SECURITY INTEREST AND LIEN PURSUANT TO A SECURITY AGREEMENT DATED AUGUST 1, 1997 (AS THE SAME MAY BE MODIFIED OR RESTATED) MADE BY IWL COMMUNICATIONS, INC., IN FAVOR OF BANK ONE, TEXAS, N.A.

or such other legend, in form and substance satisfactory to and as specified by Secured Party, indicating that such item of Chattel Paper or Collateral is subject to the pledge, assignment and security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other Instrument or be Chattel Paper, deliver to Secured Party such note, Instrument or Chattel Paper, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby with respect to any and all of the Collateral.

     (c) Debtor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of Debtor where and to the extent permitted by applicable law. A photocopy or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where and to the extent permitted by applicable law.

     (d) Debtor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral, and such other reports in connection with the Collateral, as Secured Party may reasonably request.

     (e) Debtor shall not establish or maintain any deposit or similar bank account not listed on SCHEDULE 6 unless Secured Party receives prior written notice thereof, Debtor executes and delivers to Secured Party assignments of such account in such form as Secured Party may request, and the financial institution in which such account will be maintained delivers to Secured Party an acknowledgment of the assignment of such account in form and substance satisfactory to Secured Party.

SECURITY AGREEMENT                                                     Page 9
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     (f)  Debtor shall not permit any amendment, restatement or termination of any Brokerage Agreement without the prior written consent of Secured Party, which consent shall not be unreasonably withheld.

     (g) In addition to such other information as shall be specifically provided for herein, Debtor shall furnish to Secured Party such other information with respect to the Collateral as Secured Party may reasonably request from time to time in connection with the Collateral, or the protection, preservation, maintenance or enforcement of the security interest in the Collateral, including, without limitation, all documents and things in Debtor's possession, or subject to its demand for possession, related to the production and sale by Debtor, or any subsidiary, licensee or subcontractor thereof, of products or services sold by or under the authority of Debtor, including by way of example, without limiting the interest granted by this Security Agreement: (i) all lists and ancillary documents which identify and describe any of Debtor's customers, advertisers, or those of its subsidiaries or licensees, for products sold or services rendered, including without limitation, such existing lists and ancillary documents which contain each customer's full name and address, the identity of the Person or Persons having the principal responsibility on each customer's behalf for ordering products or services of the kind supplied by Debtor, the credit, payment, discount, delivery and other material sale terms applicable to such customer, together with detailed information setting forth the total purchases and the patterns of such purchases; (ii) all product and service specification documents and production and quality of services sold; (iii) all documents which reveal the names and addresses of all sources of supply, and all terms of purchase and delivery, for all materials and components used in the production of products or provision of services sold; and (iv) all documents constituting or concerning the then current or proposed advertising and promotion by Debtor or its subsidiaries, licensees or subcontractors of products or services sold, including, by way of example and not in limitation, all documents which reveal the media used or to be used and the cost for all such advertising conducted within the described period or planned for such products or services. In connection with its enforcement of the security interest, Secured Party may use such information or transfer it to any assignee or sublicensee permitted hereunder for such assignee's or sublicensee's use.

     (h) Debtor shall, if any of the shares, securities, monies or property pledged or required to be pledged under SECTION 1.01 are received by Debtor, forthwith transfer and deliver to Secured Party such shares, securities, monies or property so received by Debtor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by Secured Party, pursuant to the terms of this Security Agreement, as part of the Collateral.

     (i) Debtor shall, insofar as possible, upon the request of Secured Party (if Secured Party deems such action necessary or advisable for the perfection or priority of the security interest in the Securities and Brokerage Agreements), cause the Securities and Brokerage Agreements to be transferred, registered or otherwise put into the name or names of such nominee or nominees of Secured Party as Secured Party shall from time to time direct. So long as no Event of Default shall have occurred and be continuing (and after any Event of Default until, by

SECURITY AGREEMENT                                                     Page 10
notice to Debtor, Secured Party elects while the Event of Default is continuing to exercise the right to vote or consent), Debtor shall retain the right to exercise all voting, consensual and other power of ownership pertaining to the Securities and Brokerage Agreements owned by it for all purposes not inconsistent with the terms of this Security Agreement or any other Loan Document; and Secured Party shall execute and deliver to Debtor or cause to be executed and delivered to Debtor all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as Debtor may reasonably request for the purpose of enabling Debtor to exercise the rights and powers which it is entitled to exercise pursuant to this SECTION 3.01(i). After the occurrence of a Default, whether or not Secured Party exercises any available right to declare any Obligations due and payable or seeks or pursues any other relief or remedy available under applicable Laws or under any agreement relating to such Obligations, all distributions and dividends on the Securities and payments and distributions in respect of each Brokerage Agreement shall be paid directly to Secured
Party and retained by it as part of the Collateral subject to the terms of this Security Agreement, and, if Secured Party shall so request, Debtor agrees to execute and deliver to Secured Party appropriate additional dividend, distribution and other orders and documents to that end.

     3.02.     INVENTORY AND EQUIPMENT.

     (a) Debtor shall keep all of the Inventory and Equipment (other than Inventory sold in the ordinary course of business or pledged to Secured Party pursuant to the Collateral Assignment) at the place or places specified therefor in SECTION 2.01(A) or, upon fifteen days' prior written notice to Secured Party, at such other places in such jurisdiction where all action required by SECTION 3.01 shall have been taken with respect to such transferred Inventory and Equipment.

     (b) Debtor shall pay promptly when due or before penalty all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral pledged by it hereunder, except such taxes as are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP. Debtor shall comply with, and shall cause its licensees to comply in all material respects with, all requirements of the Fair Labor Standards Act.

     3.03. INSURANCE. Debtor will, at its own expense, maintain, or cause to be maintained, insurance on the Collateral as is reasonable and customary, with Secured Party being named as loss payee and additional insured on all insurance policies which pertain to the Collateral. If Debtor fails to perform or observe any applicable covenants as to insurance on any of such Collateral, Secured Party may at its own option obtain insurance on such Collateral, and any premium therefor paid by Secured Party shall become part of the Obligations and shall bear interest prior to the occurrence of an Event of Default at the interest rate then applicable to the Note, and after the occurrence of an Event of Default, at the Default Rate. In the event Secured Party maintains such substitute insurance, the additional premium for such insurance shall be due on demand and payable by Debtor to Secured Party in accordance with any notice delivered to Debtor by Secured Party. Debtor hereby grants Secured Party, a security interest in any refunds

SECURITY AGREEMENT                                                     Page 11
of unearned premiums in connection with any cancellation, adjustment or termination of any policy of insurance required by Secured Party and in all proceeds of such insurance and hereby appoints Secured Party its attorney-in-fact to, after a Default, endorse any check or draft that may be payable to Debtor in order to collect such refunds or proceeds. Any such sums collected by Secured Party shall be credited, except to the extent applied to the purchase by Secured Party of similar insurance, to any amounts then owing on the Obligations.

     3.04. PLACE OF PERFECTION; RECORDS; COLLECTION OF RECEIVABLES, CHATTEL PAPER AND INSTRUMENTS.

     (a) Debtor will not (i) change the location of its chief executive office from that specified in SECTION 2.01(a), or (ii) change its name, identity or corporate structure to such an extent that any financing statement filed by Secured Party in connection with this Security Agreement would become seriously misleading, or (iii) use any trade name other than those listed on SCHEDULE 2, unless Debtor shall have given prior written notice as soon as practicable thereof, and prior to effecting any such change Debtor shall have taken such steps as Secured Party may deem necessary or advisable to continue the perfection and priority of the security interest granted pursuant hereto.

     (b) Except as otherwise provided in this SECTION 3.04(b) or in any of the other Loan Documents, Debtor shall continue to collect, at its own expense, all amounts due or to become due Debtor under the Chattel Paper and Instruments. In connection with such collections, Debtor may take (and, at Secured Party's direction, shall take) such action as Debtor or Secured Party may deem reasonably necessary or advisable to enforce collection of the Chattel Paper and Instruments; PROVIDED, HOWEVER, that Secured Party shall have the right upon the occurrence of an Event of Default (without notice to Debtor) to notify the account debtors or obligors under any or all of the Collateral of the assignment of such Collateral to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party and, after the occurrence of a Default, at the expense of Debtor, to enforce collection of any such Collateral and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor shall have been entitled. After the occurrence of a Default, all Instruments, amounts and proceeds received by Debtor in respect of the Collateral shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party in the same form as received (with any necessary endorsement) to be held as collateral or applied to the Obligations, or such portion of the Obligations as the Secured Party shall deem necessary or appropriate. Except prior to the occurrence of a Default and in accordance with Debtor's normal business policies and practices in effect on the date hereof, Debtor shall not adjust, settle or compromise the amount or payment of any Receivable, Chattel Paper or Instrument, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECURITY AGREEMENT                                                     Page 12

     3.05. TRANSFERS AND OTHER LIENS. Debtor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interests in favor of Secured Party under this Security Agreement and the Collateral Assignment or any Permitted Lien.

     3.06. RIGHTS TO DIVIDENDS AND DISTRIBUTIONS. With respect to any certificates, bonds, or other instruments or securities (including but not limited to any certificate or participation issued in any proceeding under any Debtor Relief Law constituting a part of the Collateral, Secured Party shall have authority after the occurrence of an Event of Default, without notice to Debtor, either to have the same registered in Secured Party's name or in the name of a nominee, and, with or without such registration, to demand of the issuer thereof, and to receive any and all Distributions (including any stock or similar dividend or distribution) payable in respect thereof, whether they be ordinary or extraordinary. If Debtor shall become entitled to receive or shall receive any interest in or certificate (including, without limitation, any interest in or certificate representing a Distribution or a distribution in connection with any reclassification, increase, or reduction of capital, or issued in connection with any reorganization), or any option or rights arising from or relating to any of the Collateral, whether as an addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise, Debtor agrees to accept the same as Secured Party's agent and to hold the same in trust on behalf of and for the benefit of Secured Party, and to deliver the same immediately to Secured Party in the exact form received, with appropriate undated stock or similar powers, duly executed in blank, to be held by Secured Party, subject to the terms hereof, as Collateral. After the occurrence of a Default, Secured Party shall be entitled to all Distributions, and to any sums paid upon or in respect of any Collateral, upon the liquidation, dissolution, or reorganization of the issuer thereof which shall be paid to Secured Party to be held by it as additional collateral security for the Obligations and application to the Obligations at the discretion of Secured Party. All Distributions paid or distributed in respect of the Collateral which are received by Debtor in violation of this Security Agreement shall, until paid or delivered to Secured Party, be held by Debtor in trust as additional Collateral for the Obligations.

     3.07. RIGHT OF SECURED PARTY TO NOTIFY ISSUERS. After the occurrence of an Event of Default, Secured Party may notify issuers of the Instruments and Securities to make payments of all Distributions directly to Secured Party, and Secured Party may take control of all proceeds of any Instruments and/or Securities. Until Secured Party elects to exercise such Rights, Debtor, as agent of Secured Party, shall collect and segregate all Distributions and other amounts paid or distributed with respect to the Instruments and Securities.

     3.08. MAINTENANCE OF RECORDS. Debtor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts and Receivables. Debtor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby.

SECURITY AGREEMENT                                                     Page 13

     3.09. RIGHT OF INSPECTION. Secured Party and its officers, agents and representatives shall have the right to inspect Debtor's books and records upon request of Secured Party. Upon notice to Debtor, Secured Party and its officers, agents and representatives shall at all reasonable times also have the right to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein; provided, that each such inspection shall be conducted during normal business hours.
It is understood and agreed, however, that Debtor may operate its facilities under restrictions as a "secured area" for classified governmental projects, and in such event Secured Party agrees to abide by the rules generally imposed on access to such areas, including advance notice and use of escorts.

     3.10. COMPLIANCE WITH TERMS OF CONTRACTS, ETC. Debtor will perform and comply in all material respects with all its obligations under all its other contractual obligations relating to the Collateral, including, without limitation, Debtor's contractual obligations pursuant to each of the Contracts listed on SCHEDULE 3.

     3.11. PAYMENT OF OBLIGATIONS. Debtor will pay promptly when due all taxes and claims with respect to the Collateral, or in respect of its income or profits therefrom.

     3.12. LIMITATION ON LIENS ON COLLATERAL. Debtor will not create, assume or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any lien, security interest or claim in or to the Collateral, other than the security interest and liens created hereby and any Permitted Liens, and will defend the right, title and interest of Secured Party in and to any of the Collateral against the claims and demands of all Persons whomsoever.

     3.13. LIMITATIONS ON DISPOSITIONS OF COLLATERAL. Debtor will not sell, transfer, lease, abandon or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, other than in the ordinary course of business and for full and fair consideration as provided in the Credit Agreement. Debtor will not sell, transfer, lease, abandon or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so without the prior written consent of Lender, except for sales of Inventory in the ordinary course of business and for full and fair consideration.

     3.14. LIMITATIONS ON MODIFICATIONS, WAIVERS, EXTENSIONS OF AGREEMENTS GIVING RISE TO ACCOUNTS AND CONTRACTS. Debtor will not (i) amend, modify, terminate or waive any provision of any contract or any agreement giving rise to a Receivable in any manner, except in the ordinary course of business, (ii) fail to exercise promptly and diligently each and every material right which it may have under each contract and each agreement giving rise to a Receivable (other than any right of termination), unless prior to the occurrence of an Event of Default Debtor, in the exercise of its reasonable business judgment, determines to do so, or (iii) fail to deliver to Secured Party a copy of each material demand, notice or document received by it relating in any way to any contract or any agreement giving rise to a Receivable.

SECURITY AGREEMENT                                                     Page 14

     3.15. MAINTENANCE OF EQUIPMENT. Debtor will maintain in good working order each item of Equipment which is necessary for the operation of Debtor's business.

     3.16. FURTHER IDENTIFICATION OF COLLATERAL. Debtor will furnish to Secured Party from time to time upon request statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail and in form satisfactory to Secured Party.

     3.17. NOTICES. Debtor will advise Secured Party promptly, in reasonable detail, (i) of any lien or security interest on, or claim asserted against, any of the Collateral, and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral hereunder.

                                  ARTICLE IV

                      RIGHTS AND POWERS OF SECURED PARTY

     4.01. SECURED PARTY MAY PERFORM. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Debtor as provided in SECTION 4.05.

     4.02. LIMITATION ON SECURED PARTY'S DUTIES. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it or any Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any of the Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property. Except as provided in this SECTION 4.02, Secured Party shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this Security Agreement shall be construed as requiring or obligating Secured Party, and Secured Party shall not be required or obligated, to (a) present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or
(b) notify Debtor of any decline in the value of any Collateral. Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under SECTION 9.207 of the UCC or otherwise, shall be to deal with it in the same manner as Secured Party deals with similar property for its own account. Neither Secured Party, nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part

SECURITY AGREEMENT                                                     Page 15
of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Debtor or otherwise.

     4.03.     SECURED PARTY'S APPOINTMENT AS ATTORNEY-IN-FACT.

     (a) POWERS. Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, after the occurrence of an Event of Default, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, Debtor hereby gives Secured Party the power and right, on behalf of Debtor, without notice to or assent by Debtor, to do the following:

          (1) in the case of any Collateral, in the name of Debtor or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under, or with respect to, any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such moneys due or with respect to such Collateral whenever payable;

          (2) to pay or discharge taxes and liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

          (3) (i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to Secured Party or as Secured Party shall direct;
     (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;
     (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action or proceeding brought against Debtor with respect to any Collateral; (vi) to settle, compromise or adjust any suit, action or proceeding described in the

SECURITY AGREEMENT                                                     Page 16
     preceding clause and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (vii) to assign any trademark (along with the goodwill of the business to which any such trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as Secured Party shall in its sole discretion determine; and (viii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve or realize upon the Collateral and the liens of Secured Party thereon and to effect the intent of this Security Agreement, all as fully and effectively as Debtor might do.

This power of attorney is power coupled with an interest and shall be irrevocable until the Obligations shall have been paid in full or this Security Agreement shall have been terminated.

     (b) OTHER POWERS. Debtor also authorizes Secured Party, at any time and from time to time, to execute, in connection with any sale provided for in SECTION 4.04, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     (c) NO DUTY ON THE PART OF SECURED PARTY. The powers conferred on Secured Party hereunder are solely to protect the interests of Secured Party in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct, IT BEING THE INTENT OF THE PARTIES HERETO THAT SECURED PARTY SHALL NOT BE ACCOUNTABLE FOR ITS OWN NEGLIGENCE.

     4.04. REMEDIES. If an Event of Default shall occur and be continuing, Secured Party may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Debtor or any other Person (all and each of which demands, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale

SECURITY AGREEMENT                                                     Page 17
or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Debtor, which right or equity is hereby waived and released. Debtor further agrees, at Secured Party's request, to assemble the Collateral and make it available to Secured Party at places which Secured Party shall reasonably select, whether at Debtor's premises or elsewhere. Secured Party shall apply the net Proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Secured Party hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as Secured Party may elect, and only after such application and after the payment by Secured Party of any other amount required by any provision of law, need Secured Party account for the surplus, if any, to Debtor. To the extent permitted by applicable law, Debtor waives all claims, damages and demands it may acquire against Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least five (5) days before such sale or other disposition. Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by Secured Party to collect such deficiency.

     4.05. INDEMNITY AND EXPENSES. (a) Debtor agrees to indemnify Secured Party from and against any and all claims, damages, losses, liabilities, costs and expenses of any kind (including reasonable attorneys' fees) arising out of or resulting from this Security Agreement or the security interest granted herein, or any of the Collateral (including, without limitation, enforcement of this Security Agreement), EXPRESSLY INCLUDING SUCH CLAIMS, LOSSES OR LIABILITIES ARISING OUT OF MERE NEGLIGENCE OF SECURED PARTY, except claims, losses or liabilities resulting from Secured Party's gross negligence or willful misconduct.

     (b) Debtor will upon demand pay to Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Secured Party may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder or (iv) the failure by Debtor to perform or observe any of the provisions hereof. Any such amounts so made shall be a part of the Obligation, shall be payable upon demand, and if not paid upon demand shall bear interest at the Default Rate (as defined in the Notes).

                                  ARTICLE V

                                MISCELLANEOUS

SECURITY AGREEMENT                                                     Page 18

     5.01. CUMULATIVE RIGHTS. All Rights of Secured Party under the Loan Documents are cumulative of each other and of every other Right which Secured Party may otherwise have at Law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligations. The exercise of one or more Rights shall not prejudice or impair the concurrent or subsequent exercise of other Rights.

     5.02. MODIFICATIONS; AMENDMENTS; SCHEDULES; ETC. No amendment or waiver of any provision of this Security Agreement, and no consent to any departure by Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and Debtor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Upon any change in any information disclosed on any Schedule hereto, Debtor shall promptly prepare and deliver to Secured Party a replacement schedule, indicating its effective date, in form and substance satisfactory to Secured Party, and amendments to and additional financing statements as Secured Party may require to preserve and perfect a first priority security interest in the Collateral.

     5.03. CONTINUING SECURITY INTEREST. This Security Agreement shall create a continuing security interest in the Collateral and shall be in full force and effect until the later of (i) the final payment in full of the Obligations and all amounts payable under this Security Agreement and (ii) the expiration or termination of the obligations of Secured Party to extend credit to Debtor. Upon any such termination, Secured Party will, at Debtor's expense, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

     5.04. GOVERNING LAW; TERMS. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. UNLESS OTHERWISE DEFINED HEREIN OR IN THE CREDIT AGREEMENT, TERMS USED IN ARTICLE 9 OF THE UCC ARE USED HEREIN AS THEREIN DEFINED.

     5.05. WAIVER OF JURY TRIAL. DEBTOR HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

     5.06. SECURED PARTY'S RIGHT TO USE AGENTS. Secured Party may exercise its Rights under this Security Agreement through an agent, representative, attorney or other designee.

SECURITY AGREEMENT                                                     Page 19

     5.07. NO INTERFERENCE, COMPENSATION OR EXPENSE. Secured Party may exercise its Rights under this Security Agreement (a) without resistance or interference by Debtor and (b) without payment of any rent, license fee or compensation of any kind to Debtor.

     5.08. WAIVERS OF RIGHTS INHIBITING ENFORCEMENT. Debtor waives (a) any claim that, as to any part of the Collateral, a public sale, should the Secured Party elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such Collateral, (b) except as otherwise provided in this Security Agreement, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY SUCH RIGHT THAT DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE WITH RESPECT TO THE ENFORCEMENT OF SECURED PARTY'S AND ALL OTHER RIGHTS HEREUNDER and (c) all rights of redemption, appraisal or valuation.

     5.09. NOTICES AND DELIVERIES. All notices, communications and materials to be given or delivered pursuant to this Security Agreement shall be delivered in accordance with SECTION 7.6 of the Credit Agreement.

     5.10. ENTIRE AGREEMENT. THIS SECURITY AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

     5.11. SUCCESSORS AND ASSIGNS. All of the provisions of this Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     5.12. LOAN DOCUMENT. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     5.13. SEVERABILITY. If any provision of this Security Agreement is held to be illegal, invalid, or unenforceable under present or future Laws during the term hereof, such provision shall be fully severable, this Security Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Security Agreement a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible.

SECURITY AGREEMENT                                                     Page 20

     5.14. OBLIGATIONS NOT AFFECTED. To the fullest extent permitted by applicable Law, the obligations of Debtor under this Security Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

     (a) any amendment or modification or addition or supplement to any Loan Document, any instrument delivered in connection therewith or any assignment or transfer thereof;

     (b) any exercise, non-exercise, or waiver by Secured Party of any Right, remedy, power or privilege under or in respect of, or any release of any guaranty, any collateral or the Collateral or any part thereof provided pursuant to, this Security Agreement or any other Loan Document;

     (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Security Agreement or any other Loan Document or any assignment or transfer of any thereof; or

     (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Debtor, or any other Person, whether or not Debtor shall have notice or knowledge of any of the foregoing.

     5.15. COUNTERPARTS. This Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.




SECURITY AGREEMENT                                                     Page 21

     IN WITNESS WHEREOF, Debtor and Secured Party have duly executed and delivered this Security Agreement effective as of the date first above written.


Address of Debtor:                 DEBTOR:

IWL Communications, Inc.           IWL COMMUNCATIONS, INC. a Texas corporation
12000 Aerospace Avenue, Suite 200
Houston, Texas 77034
Attention: Mr. Ric Roberson        By:       /s/ Richard H. Roberson
Telecopy No.: (281) 482-9144          ----------------------------------------
                                   Name:       Richard H. Roberson
                                        --------------------------------------
                                   Title:             CFO
                                         -------------------------------------


Address of Secured Party:          SECURED PARTY:

Bank One, Texas, N.A.              BANK ONE, TEXAS, N.A.
1717 Main Street
Dallas, Texas  75201
Attention: Commercial Banking      By:           /s/ Mark Wade
           Department                 ----------------------------------------
Telecopy No.: (214) 290-2305       Name:           Mark Wade
                                        --------------------------------------
                                   Title:        Vice President
                                         -------------------------------------




SECURITY AGREEMENT                                                     Page 22

                                  SCHEDULE 1

                             Inventory Locations

------------------------------------------------------------------------------

Debtor maintains the following locations where Inventory and Equipment pledged under this Security Agreement are kept:

1.

2.

3.




SCHEDULE 1 TO SECURITY AGREEMENT                                        Page 1

                                  SCHEDULE 2

                                 Trade Names

------------------------------------------------------------------------------

The following trade names are used by Debtor:





SCHEDULE 2 TO SECURITY AGREEMENT                                        Page 1

                                  SCHEDULE 3

                    Securities and Instruments; Contracts

------------------------------------------------------------------------------

Debtor owns or is a party to the following securities or instruments:

Debtor is a party to the following contracts:








SCHEDULE 3 TO SECURITY AGREEMENT                                        Page 1

                                  SCHEDULE 4

                             Brokerage Agreements

------------------------------------------------------------------------------








SCHEDULE 4 TO SECURITY AGREEMENT                                        Page 1

                                  SCHEDULE 5

                                   Vehicles

------------------------------------------------------------------------------







SCHEDULE 5 TO SECURITY AGREEMENT                                        Page 1

                                  SCHEDULE 6

                                Bank Accounts

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SCHEDULE 6 TO SECURITY AGREEMENT                                        Page 1